UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              December 29, 2016

PARAGON COMMERCIAL CORPORATION
(Exact name of registrant as specified in its charter)
North Carolina	001-37802	56-2278662
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3535 Glenwood Avenue Raleigh, North Carolina	27612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area  code       (919) 788-7770

                       Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On December 29, 2016, Paragon Commercial Corporation (the “Company”) and Paragon Commercial Bank (the “Bank”) entered into several agreements with their executive officers. These agreements are summarized below and included as exhibits to this report. The Bank is a wholly owned subsidiary of the Company. The descriptions of the agreements set forth below do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are included as exhibits to this report and are incorporated herein by reference. Capitalized terms appearing below are defined in the applicable agreement.

Second Amendment to Employment Agreement with Robert C. Hatley. On December 29, 2016, the Company and the Bank entered into a Second Amendment to the Employment Agreement with Robert C. Hatley. Mr. Hatley is president and chief executive officer of the Company and the Bank. Mr. Hatley originally entered into the Employment Agreement with the Company and the Bank effective September 1, 2013. The Employment Agreement was subsequently amended effective October 27, 2015. The Employment Agreement and the First Amendment were filed as Exhibits 10.3.1 and 10.3.2, respectively, to the Company’s Registration Statement on Form S-1 (File No. 333-211627), filed with the Securities and Exchange Commission on May 26, 2016 (the “Registration Statement”).

The Second Amendment modifies Article 6 of the Employment Agreement, which sets forth the benefits payable to Mr. Hatley in the event of a Change in Control of the Company or the Bank. Under the terms of the Second Amendment, if a Change in Control occurs while the Employment Agreement is in effect, then Mr. Hatley will be entitled to a lump sum cash payment equal to 2.99 times his annual compensation, along with certain insurance and other benefits described in the Second Amendment. The version of the Employment Agreement previously in effect required a termination of Mr. Hatley’s employment within eighteen months after a Change in Control before the cash benefits would have become payable.

Restated Salary Continuation Agreement with Robert C. Hatley. On December 29, 2016, the Bank also entered into a restated Salary Continuation Agreement with Mr. Hatley. The restated agreement became effective on January 1, 2017. The restated agreement replaces the Bank’s Amended and Restated Salary Continuation Agreement with Mr. Hatley, which was effective December 27, 2013, and amended effective May 20, 2014. The prior agreement and amendment were filed as Exhibits 10.6.1 and 10.6.2, respectively, to the Registration Statement.

Under the restated agreement, assuming Mr. Hatley remains employed with the Bank through age sixty-five, he will be entitled to an annual benefit payment of $120,000, paid in equal monthly installments, for a period of twenty years following his Separation from Service. The benefit is not payable if Mr. Hatley’s employment is terminated for Cause. If the Separation from Service occurs before Mr. Hatley reaches age sixty-five, then the amount of the annual benefit will be limited to the vested Accrued Benefit as of the month-end prior to the Separation from Service and will commence after Mr. Hatley reaches age sixty-five. If the Separation from Service occurs after Mr. Hatley reaches age sixty-five, then the annual benefit will be increased to reflect interest on amounts that would have been paid if payments had commenced at age sixty-five.

If Mr. Hatley (1) has a voluntary Separation from Service before age sixty-five that is not for Good Reason and that occurs within two years after a Change in Control or (2) has a Separation from Service before age sixty-five that occurs more than two years after a Change in Control, then the amount of the annual benefit will be equal to the Accrued Benefit as of the month-end prior to the Separation from Service and will commence after Mr. Hatley reaches age sixty-five.

If a Separation from Service occurs that is an involuntary termination without Cause or a Voluntary Termination with Good Reason, in either case within two years after a Change in Control, then the amount of the annual benefit will be the Accrual Balance at the time Mr. Hatley reaches age sixty-five, discounted to present value at the time of payment using a discount rate selected by the Plan Administrator. This benefit is payable in a single lump sum within three days after Mr. Hatley’s Separation from Service. If Mr. Hatley is age sixty-five or older and his Separation from Service occurs within two years after a Change in Control, then Mr. Hatley will be entitled to an annual benefit payment of $120,000, paid in equal monthly installments for a period of twenty years following his Separation from Service, regardless of whether the Separation from Service is voluntary or involuntary for any reason other than Termination for Cause. If a Change in Control occurs after Separation from Service but while Mr. Hatley is receiving payments or is entitled to receive certain payments under the restated agreement, then Mr. Hatley will receive any remaining payments in a single lump sum within three days after the Change in Control.

If the Separation from Service is due to Mr. Hatley’s Disability and occurs before he reaches age sixty-five, then the amount of the annual benefit will be limited to the Accrued Benefit as of the month-end prior to the Separation from Service and will commence after Mr. Hatley reaches age sixty-five.

In the event of Mr. Hatley’s death, his beneficiary will generally be entitled to a lump sum cash payment equal to the Accrual Balance at the time of death.

Mr. Hatley is fully vested in the Accrued Benefit under the restated agreement.

Restated Salary Continuation Agreement with Matthew C. Davis. On December 29, 2016, the Bank entered into a restated Salary Continuation Agreement with Matthew C. Davis, its executive vice president and chief operating officer. The restated agreement replaced the Bank’s Amended and Restated Salary Continuation Agreement with Mr. Davis, which was effective December 27, 2013, and amended effective May 20, 2014. The prior agreement and amendment were filed as Exhibits 10.7.1 and 10.7.2, respectively, to the Registration Statement. The restated agreement became effective January 1, 2017.

The terms of Mr. Davis’s restated agreement are identical to Mr. Hatley’s restated agreement described above, with the following exceptions:

●
The annual benefit payment is $100,000.

●
The amount of the benefit payment will not be increased in the event Separation from Service occurs after Mr. Davis reaches age sixty-five.

Mr. Davis is fully vested in the Accrued Benefit under the restated agreement.

New Salary Continuation Agreement with Matthew C. Davis. On December 29, 2016, the Bank also entered into a new Salary Continuation Agreement with Mr. Davis. The new agreement became effective on January 1, 2017.

The terms of the new agreement are identical to Mr. Davis’s restated agreement described above, with the following exceptions:

●
The annual benefit payment is $32,000.

●
The Accrued Benefit vests over a period of ten years from January 1, 2017. The Initial Vesting Date is December 31, 2022. If Separation from Service occurs before the Initial Vesting Date, then Mr. Davis is 0% vested in the Accrued Benefit. Twenty percent of the Accrued Benefit vests on each of December 31, 2022, 2023, 2024, 2025, and 2026. Mr. Davis will be fully vested if Separation from Service occurs on or after December 31, 2026.

Restated Salary Continuation Agreement with Steven E. Crouse. On December 29, 2016, the Bank entered into a restated Salary Continuation Agreement with Steven E. Crouse, its executive vice president and chief financial officer. The restated agreement replaced the Bank’s Amended and Restated Salary Continuation Agreement with Mr. Crouse, which was effective December 27, 2013, and amended effective May 20, 2014. The prior agreement and amendment were filed as Exhibits 10.8.1 and 10.8.2, respectively, to the Registration Statement. The restated agreement became effective January 1, 2017.

The terms of Mr. Crouse’s restated agreement are identical to Mr. Hatley’s restated agreement described above, with the following exceptions:

●
The annual benefit payment is $132,000.

●
The amount of the benefit payment will not be increased in the event Separation from Service occurs after Mr. Crouse reaches age sixty-five.

Mr. Crouse is fully vested in the Accrued Benefit under the restated agreement.

Item 9.01
Financial Statements and Exhibits.

(d)
Exhibits.

Exhibit No.	Description of Exhibit
10.1	Second Amendment to Employment Agreement with Robert C. Hatley, effective December 29, 2016

10.2	Restated Salary Continuation Agreement with Robert C. Hatley, effective January 1, 2017

10.3	Restated Salary Continuation Agreement with Matthew C. Davis, effective January 1, 2017

10.4	Salary Continuation Agreement with Matthew C. Davis, effective January 1, 2017

10.5	Restated Salary Continuation Agreement with Steven E. Crouse, effective January 1, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2017	PARAGON COMMERCIAL CORPORATION

	By:	/s/ Steven E. Crouse
Steven E. Crouse
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Second Amendment to Employment Agreement with Robert C. Hatley, effective December 29, 2016

10.2	Restated Salary Continuation Agreement with Robert C. Hatley, effective January 1, 2017

10.3	Restated Salary Continuation Agreement with Matthew C. Davis, effective January 1, 2017

10.4	Salary Continuation Agreement with Matthew C. Davis, effective January 1, 2017

10.5	Restated Salary Continuation Agreement with Steven E. Crouse, effective January 1, 2017